SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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NEUROBIOLOGICAL TECHNOLOGIES, INC.

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NEUROBIOLOGICAL TECHNOLOGIES, INC.

2000 Powell Street, Suite 800

Emeryville, CA 94806

(510) 595-6000

November 20, 2006

Dear Stockholder:

You are cordially invited to attend the 2006 Annual Meeting of Stockholders of Neurobiological Technologies, Inc. (the “Company”). The meeting will be held at the offices of Heller Ehrman LLP, 333 Bush Street, San Francisco, California on Monday, December 18, 2006 at 10:30 a.m., local time.

The matters to be considered at the meeting are described in detail in the attached proxy statement. We will also report on the activities of the Company immediately following the meeting, and you will have an opportunity to submit questions or comments on matters of interest to stockholders generally. Included with the proxy statement is a copy of the Company’s 2006 Annual Report to Stockholders for the fiscal year ended June 30, 2006.

Please use this opportunity to take part in the affairs of the Company by voting on the business to come before this meeting. Regardless of whether you plan to attend the meeting, I urge you to vote your proxy as soon as possible. Returning the proxy card does not deprive you of your right to attend the meeting and to vote your shares in person, and may save the Company from incurring additional proxy solicitation costs.

The Board of Directors and management look forward to seeing you at the meeting.

Sincerely yours,

Paul E. Freiman President and Chief Executive Officer

NEUROBIOLOGICAL TECHNOLOGIES, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held Monday, December 18, 2006

We will hold our 2006 Annual Meeting of Stockholders (the “Annual Meeting”) at the offices of Heller Ehrman LLP, 333 Bush Street, San Francisco, California on Monday, December 18, 2006, at 10:30 a.m. local time for the following purposes:

1.	To elect two Class I directors to hold office until the 2009 Annual Meeting of Stockholders.

2.	To ratify the selection of Odenberg, Ullakko, Muranishi & Co. LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2007.

3.	To transact any other business that may properly come before the meeting or any adjournment or postponement of the meeting.

The foregoing items of business are more fully described in the proxy statement accompanying this notice. Only stockholders of record at the close of business on Friday, November 3, 2006 will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

We cordially invite each of our stockholders to attend and vote at the Annual Meeting in person. However, to assure your representation at the Annual Meeting, we urge you to mark, sign, date and return the enclosed proxy as promptly as possible in the enclosed postage prepaid envelope. Any stockholder attending the meeting may vote in person even if he or she returns a proxy.

By Order of the Board of Directors,

Stephen C. Ferruolo Secretary

Emeryville, California

November 20, 2006

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY. A MAJORITY OF THE SHARES MUST BE REPRESENTED AT THE MEETING, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM. IF YOU PLAN TO ATTEND THE MEETING, YOU MAY VOTE IN PERSON EVEN IF YOU SEND IN YOUR PROXY.

NEUROBIOLOGICAL TECHNOLOGIES, INC.

2000 Powell Street, Suite 800

Emeryville, CA 94806

(510) 595-6000

PROXY STATEMENT FOR

2006 ANNUAL MEETING OF STOCKHOLDERS

December 18, 2006, 10:30 a.m., local time

GENERAL INFORMATION

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Neurobiological Technologies, Inc. (the “Company”) for use at the Company’s 2006 Annual Meeting of Stockholders (the “Annual Meeting”), to be held on Monday, December 18, 2006, at 10:30 a.m., local time. The meeting will be held at the offices of Heller Ehrman LLP, 333 Bush Street, San Francisco, California. This proxy statement and the accompanying form of proxy will be mailed to our stockholders on or about November 20, 2006.

Only stockholders of record at the close of business on November 3, 2006 (the “record date”), are entitled to notice of, and to vote at, the Annual Meeting. At the close of business on the record date, 29,558,429 shares of Common Stock, par value $0.001 per share (“Common Stock”), were issued and outstanding, and 494,000 shares of Series A Preferred Stock, par value $0.001 per share (“Preferred Stock”), were issued and outstanding. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the Annual Meeting, and each share of Preferred Stock is entitled to one vote on each matter to be voted upon at the Annual Meeting. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of capital stock on the record date will constitute a quorum for the transaction of business at the Annual Meeting and any adjournment or postponement thereof.

We will provide copies of this proxy statement, notice of annual meeting and accompanying materials to brokerage firms, fiduciaries and custodians for forwarding to beneficial owners and will reimburse these persons for their costs of forwarding these materials. Our directors, officers and employees may solicit proxies by telephone, facsimile, or personal solicitation. We will not pay additional compensation for any of these services. In addition, we may retain a proxy solicitation firm or other third party to assist us in collecting or soliciting proxies from our stockholders. We expect that the costs of these services, exclusive of out-of-pocket costs, will not exceed $20,000.

Abstentions and Broker Non-Votes

If your shares are held in your name, you must either return the enclosed proxy card or attend the Annual Meeting in person in order to vote on the proposals. If your shares are held through a brokerage firm, bank or other institution and you do not return your proxy, the brokerage firm, bank or other institution holding your shares may vote your shares for you or may return a proxy leaving your shares unvoted (a “broker non-vote”).

Abstentions and broker non-votes will be counted for the purpose of determining the presence or absence of a quorum, but their effect on the outcome of the proposals will vary depending on the vote required to approve each proposal. With respect to Proposal No. 1, directors will be elected by a plurality vote, which means that abstentions and broker non-votes will be disregarded and will have no effect on the outcome. Proposal No. 2 must be approved by a majority of the shares present and entitled to vote either in person or by proxy. As a result, broker non-votes will have no effect on the outcome, except to the extent that an insufficient number of shares are voted to allow for approval. However, abstentions will have the same effect as a vote against Proposal No. 2.

Proxy Requirements and Voting of Proxies

In order for a proxy to be effective, it must be properly executed and received prior to the close of voting at the Annual Meeting or any adjournment or postponement thereof. Each proxy properly tendered will, unless otherwise directed by the stockholder, be voted for each of the nominees for director set forth in Proposal No. 1, for the ratification of the selection of Odenberg, Ullakko, Muranishi & Co. LLP as our independent registered public accounting firm as set forth in Proposal No. 2 and at the discretion of the proxy holders with regard to all other matters that may properly come before the Annual Meeting. Any stockholder of record may attend the Annual Meeting in person and may revoke the enclosed proxy at any time by:

•	executing and delivering to the corporate secretary a later-dated proxy;

•	delivering a written revocation to the corporate secretary before the meeting; or

•	voting in person at the Annual Meeting.

If you hold shares of our stock through a brokerage firm, bank or other institution, you must contact that institution in order to revoke or change your proxy or to vote at the Annual Meeting in person.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our board of directors is currently composed of eight directors. We have a classified board of directors consisting of two Class I directors, three Class II directors and three Class III directors (all listed below), who will serve until the annual meetings of stockholders to be held in 2006, 2007 and 2008, respectively, and until their respective successors are duly elected and qualified, unless they resign or their seats become vacant due to death, removal, or other cause in accordance with the bylaws of the Company. At each annual meeting of stockholders, directors are elected for a term of three years to succeed those directors whose terms expire at the annual meeting dates. The terms of the Class I directors will expire on the date of the upcoming Annual Meeting. Accordingly, two persons are to be elected to serve as Class I directors of the board of directors at the Annual Meeting. Management’s nominees for election by the stockholders to those two positions are the current Class I members of the board of directors, Enoch Callaway, M.D. and Theodore L. Eliot, Jr. If either of the nominees declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although we know of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominees as we may designate. The proxies cannot vote for more than two persons. If a quorum is present and voting, the two nominees for Class I director receiving the highest number of votes will be elected as Class I directors.

Nominating Process

Each of the nominees for Class I director was recommended by the Nominating & Corporate Governance Committee of the Board of Directors, and both are incumbent directors. In recommending these nominees, the Nominating & Corporate Governance Committee considered their experience, skills, judgment, integrity and understanding of the Company’s business and prospects. Although the Company has not received any director nominations from its stockholders, the Nominating & Corporate Governance Committee will consider stockholder nominees using these same criteria. Additional information regarding the Nominating & Corporate Governance Committee’s policies and procedures for handling stockholder nominees is provided below under the caption “Stockholder Proposals.”

Class I Nominees for Election for a Three-Year Term Expiring at the 2009 Annual Meeting

The following persons have been nominated by the Company to be elected as Class I directors at the 2006 annual meeting. The table below sets forth the name, age, principal occupation and other directorships held by these persons.

Name, Age, Business Experience and Directorships	Director Since	Current Term Ends

Enoch Callaway, M.D., age 82

Dr. Callaway is a founder of the Company and has served as a director of the Company since September 1987. Dr. Callaway previously served as chairman of the Board of the Company from September 1987 to November 1990, as co-chairman of the Board of the Company from November 1990 until August 1993, as Vice President of the Company from September 1988 until August 1993 and as Secretary of the Company from September 1988 until September 1991. Dr. Callaway has been Emeritus Professor of Psychiatry at the University of California, San Francisco since 1986, where he also served as Director of Research at the Langley Porter Psychiatric Institute from 1959 to 1986. He is a member of the Institutional Review Board for SAM Technologies, Inc. and Abratek, Inc.

	1987	2006

Theodore L. Eliot, Jr., age 78 Mr. Eliot has served as a director of the Company since August 1992. Previously, he served as a director of the Company from September 1988 until April 1992, and as a Vice President of the Company from September 1988 until September 1991. Mr. Eliot	1992	2006

Name, Age, Business Experience and Directorships	Director Since	Current Term Ends
retired from the United States Department of State in 1978, after a 30-year career in which he held senior posts in Washington and was Ambassador to Afghanistan. He was Dean of the Fletcher School of Law and Diplomacy from 1978 to 1985 and a director of Raytheon Co. from 1983 to 1998. He is currently a director of several non-profit organizations. Mr. Eliot holds B.A. and M.P.A. degrees from Harvard University.

Class II Directors Continuing in Office until the 2007 Annual Meeting

The following table sets forth the name, age and principal occupation and other directorships of the individuals currently serving as Class II members of the Board of Directors.

Name, Age, Business Experience and Directorships	Director Since	Current Term Ends

Ronald E. Cape, Ph.D., age 74

Dr. Cape has served as a director of the Company since November 2004 and previously served as a consultant to the Company since its founding. Dr. Cape has worked in the biotechnology industry for more than 30 years and currently serves as a consultant for several public and private biotechnology companies. He co-founded Cetus Corporation in 1971 and served as chairman for 20 years and Chief Executive Officer for 13 years until Cetus merged with Chiron Corporation in 1991. Dr. Cape serves on the board of EntreMed, Inc. He also serves as a director of several privately held companies. Dr. Cape was a founding member of the Industrial Biotechnology Association (now the Biotechnology Industry Organization or BIO), where he served as President from 1983 until 1985. He holds an A.B. degree from Princeton University, an M.B.A. degree from Harvard University and a Ph.D. degree in biochemistry from McGill University.

	2004	2007

Abraham D. Sofaer, age 68

Mr. Sofaer has served as a director of the Company since April 1997. From 1990 to 1994, Mr. Sofaer was a partner at the legal firm of Hughes, Hubbard & Reed in Washington, D.C., where he represented several major U.S. public companies. From 1985 to 1990, he served as the Legal Adviser to the United States Department of State, where he was principal negotiator on several international disputes. From 1979 to 1985, he served as a federal judge in the Southern District of New York. Mr. Sofaer currently serves on the boards of directors of Gen-Probe, Inc. and Rambus, Inc. and the International Advisory Committee of Chugai Pharmaceutical Co., Ltd. He is president of the American Friends of the Koret Israel Economic Development Fund and a director of the Koret Foundation. Mr. Sofaer holds a B.A. degree from Yeshiva College and a L.L.B. degree from New York University.

	1997	2007

John B. Stuppin, age 73

Mr. Stuppin is a founder of the Company and has served as a director of the Company since September 1988. Mr. Stuppin served as President of the Company from September 1987 to October 1990, as co-chairman of the Board from November 1990 to August 1993, as Executive Vice President from October 1990 to September 1991 and as Treasurer from April 1991 to July 1994. He also served as acting Chief Financial Officer of the Company from the Company’s inception through December 1993 and served as a part-time employee of the Company in a business development capacity from December 1993 to December 2005. Mr. Stuppin is an investment banker and a venture capitalist. He has over 40 years of experience in the start-up and management of companies active in emerging technologies and has been the president of a manufacturing company. He is chairman of the board of Fiberstars, Inc. Mr. Stuppin holds an A.B. degree from Columbia University.

	1988	2007

Class III Directors Continuing in Office until the 2008 Annual Meeting

The following table sets forth the name, age and principal occupation and other directorships of the individuals currently serving as Class III members of the Board of Directors.

Name, Age, Business Experience and Directorships	Director Since	Current Term Ends

Abraham E. Cohen, age 70

Chairman of the Board of Directors

Mr. Cohen has been a director of the Company since March 1993 and has been chairman of the Board since August 1993. From 1982 to 1992, Mr. Cohen served as Senior Vice President of Merck & Co. and from 1977 to 1988 as President of the Merck Sharp & Dohme International Division, which manufactures and markets human health products outside the United States. While at Merck, he played a key role in the development of Merck’s international business. Since his retirement from Merck and MSDI in January 1992, Mr. Cohen has been active as an international business consultant. He is currently Chairman and President of Kramex Corporation and serves as a director of four other public companies: Akzo Nobel N.V., Chugai Pharmaceutical Co. Ltd., Teva Pharmaceutical Industries, Ltd. and Vasomedical, Inc.

	1993	2008

Paul E. Freiman, age 72

President and Chief Executive Officer

Mr. Freiman joined the Company as a director in April 1997 and was elected President and Chief Executive Officer in May 1997. He is the former chairman and chief executive officer of Syntex Corporation, a pharmaceutical company, and was instrumental in the sale of Syntex to Roche Holdings for $5.3 billion. He is credited with much of the marketing success of Syntex’s lead product Naprosyn and was responsible for moving the product to over-the-counter status, marketed by Proctor & Gamble as Aleve. Mr. Freiman currently serves as chairman of the board of SciGen Pte. Ltd. and serves on the boards of Penwest Pharmaceutical Co., Calypte Biomedical Corporation, Otsuka America Pharmaceuticals, Inc. and NeoPharm, Inc. Mr. Freiman is also an advisor to Burrill & Co., a San Francisco merchant bank. Mr. Freiman holds a B.S. degree from Fordham University and an honorary doctorate from the Arnold & Marie Schwartz College of Pharmacy.

	1997	2008

F. Van Kasper, age 69

Mr. Kasper has been a director of the Company since January 2004. Mr. Kasper served as Chairman of Wells Fargo Securities, the institutional brokerage and investment bank for Wells Fargo and Company, prior to his retirement in March 2003. Mr. Kasper entered the brokerage business in 1964 with Merrill Lynch and in 1978 co-founded Van Kasper and Company, a regional investment bank. During his investment career, Mr. Kasper was elected as a Governor of the National Association of Securities Dealers (NASD) and as a Director and Vice Chairman of the Securities Industry Association (SIA). Mr. Kasper is active in San Francisco, California area non-profit community, most recently as a director and member of the Investment Committee for the University of California San Francisco Foundation (UCSF) and serves as Chairman Emeritus for San Francisco’s Exploratorium Museum. Mr. Kasper holds a B.S. degree from California State University.

	2004	2008

Vote Required

The two nominees who receive the greatest number of affirmative votes of the shares present and entitled to vote in person or by proxy will be elected as Class I directors. Any shares that are not voted, whether by abstention, broker non-votes or otherwise, will not affect the election of directors, except to the extent that the failure to vote for an individual will result in another individual receiving a larger proportion of the votes cast. Holders of proxies solicited by this proxy statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, then FOR the election of both the nominees named in this proxy statement.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

THE NOMINEES LISTED ABOVE.

PROPOSAL NO. 2

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board of Directors has selected Odenberg, Ullakko, Muranishi & Co. LLP (“OUM”) as our independent registered public accounting firm for the fiscal year ending June 30, 2007, and has directed that we submit the selection of OUM for ratification by our stockholders at the Annual Meeting. As described below, in March 2006, the Audit Committee approved the dismissal of Ernst & Young LLP (“E&Y”) as our independent registered public accounting firm.

The Company is not required to submit the selection of our independent registered public accounting firm for stockholder ratification. However, if the stockholders do not ratify this selection, the Audit Committee will reconsider its selection of OUM. Even if the selection is ratified, our Audit Committee may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that the change would be in the best interests of the Company.

OUM has audited our financial statements starting in fiscal 2006. Representatives of OUM are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate stockholder questions.

Audit Fees

The following is a summary of the fees billed to the Company by OUM for professional services rendered for the fiscal year ended June 30, 2006:

Year ended June 30, 2006
Audit Fees:
Consists of fees billed for professional services rendered for the audit of the Company’s financial statements for the fiscal year ended June 30, 2006, reviews of the interim financial statements included in the Company’s quarterly reports and reviews relating to registration statements	$203,582
Audit-Related Fees:
There were no audit-related fees billed by OUM for the fiscal year ended June 30, 2006	—
Tax Fees:
Consists of fees billed for tax planning, assistance with the preparation of tax returns and advice on other tax-related matters	—
All Other Fees:
There were no other fees for services billed by OUM for the fiscal year ended June 30, 2006	—

Total All Fees:	$203,582

The following table sets forth fees for professional services rendered by E&Y for the audit of our annual financial statements for fiscal 2005, for reviews of the financial statements included in our quarterly reports on Form 10-Q for the quarters ended September 30, 2005 and December 31, 2005, and fees billed for other services rendered by E&Y.

	Year ended June 30,
	2006	2005
Audit Fees:
Consists of fees billed for professional services rendered for the audit of the Company’s financial statements for the fiscal years ended June 30, 2006 or 2005, reviews of the interim financial statements included in the Company’s quarterly reports and reviews relating to registration statements	$173,497	$509,000
Audit-Related Fees:
There were no audit-related fees billed by E&Y for the fiscal years ended June 30, 2006 or 2005	—	—
Tax Fees:
Consists of fees billed for tax planning, assistance with the preparation of tax returns and advice on other tax-related matters	—	$20,800
All Other Fees:
There were no other fees for services billed by E&Y for the fiscal years ended June 30, 2006 or 2005	—	—

Total All Fees:	$173,497	$529,800

The Audit Committee of our Board of Directors annually appoints our independent registered public accounting firm. Effective as of March 3, 2006, the Audit Committee approved the dismissal of E&Y as our independent registered public accounting firm and appointed OUM as our independent registered public accounting firm for the fiscal year ended June 30, 2006.

The audit reports of E&Y on our financial statements for the fiscal years ended June 30, 2004 and 2005 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The audit report of E&Y on management’s assessment of the effectiveness of internal control over financial reporting as of June 30, 2005 did not contain an adverse opinion or disclaimer of opinion.

In connection with E&Y’s audits for the fiscal year ended June 30, 2004 and 2005 and through the subsequent interim periods ended December 31, 2005 or March 3, 2006, there were no disagreements with E&Y on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject matter of such disagreements in connection with its reports. In addition, no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K, occurred during our fiscal years ended June 30, 2004 and 2005 and through the subsequent interim periods ending December 31, 2005 or March 3, 2006.

During the fiscal years ended June 30, 2004 and June 30, 2005 and the subsequent interim period through March 3, 2006, neither we nor anyone on our behalf consulted with OUM regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor oral advice was provided by OUM that was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as the term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Audit Committee reviews audit and non-audit services performed by our independent registered public accounting firm, as well as the fees charged for such services. In its review of non-audit service fees, the Audit Committee considers, among other things, the possible impact of the performance of such services on our independent registered accounting firms’ independence. Neither OUM nor E&Y performed non-audit services during the fiscal year ended June 30, 2006. Additional information concerning the Audit Committee and its activities can be found in the following sections of this proxy statement: “Board Meetings and Committees” and “Report of the Audit Committee.”

Vote Required

Ratification of the selection of the independent registered public accounting firm requires the affirmative vote of a majority of the shares present in person or by proxy and voting on the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 2.

EXECUTIVE OFFICERS

Our current executive officers and their respective positions are set forth in the following table. Biographical information regarding each executive officer who is not also a director is set forth following the table.

Name	Age	Position
Paul E. Freiman	72	President and Chief Executive Officer
Craig W. Carlson	58	Vice President and Chief Financial Officer
Lisa U. Carr, M.D., Ph.D.	51	Senior Vice President, Chief Medical Officer
David E. Levy, M.D.	65	Vice President, Clinical Development
Karl G. Trass	47	Vice President, Regulatory Affairs & Quality Assurance

Craig W. Carlson joined the Company as Vice President, Finance and Chief Financial Officer in July 2006 and has over 27 years of experience in finance and communications. Before joining NTI, he was with Cygnus, Inc., where he held several executive-level positions, including CFO and COO, beginning in 1993 until the company’s acquisition by Animas Corporation in 2005. From 2005 until joining NTI, Mr. Carlson was employed as a business consultant. At Cygnus, Mr. Carlson’s primary responsibilities included financial and accounting management, SEC reporting, Sarbanes-Oxley compliance, capital raising, as well as overseeing U.S. and international sales and marketing, business development and investor relations functions. Cygnus developed and manufactured an automatic and non-invasive glucose monitor. He serves on the board of directors of Orthogene Inc., a private biopharmaceutical company. Mr. Carlson holds an M.B.A. degree from Stanford University, a master’s degree in education from Hofstra University and a B.A. degree from Union College, Schenectady, NY.

Lisa U. Carr, M.D., Ph.D. was appointed Vice President of Medical Affairs in September 1998, Chief Medical Officer in September 2004 and Senior Vice President in September 2005. Prior to joining the Company in June 1998 as Director of Medical Affairs, Dr. Carr was Associate Medical Director at the Institute of Clinical Immunology and Infectious Diseases at Syntex Development Research in Palo Alto, California. Dr. Carr has more than eight years of international industry experience in conducting clinical drug trials in immunosuppression, nephrology, neurology, gastroenterology and cardiovascular disorders. She was Lead Clinical Research Physician at Syntex, directing a pivotal clinical trial of mycophenolate mofetil, for which an IND and NDA were approved for solid organ transplantation. Dr. Carr holds a medical degree and a Ph.D. degree magna cum laude from the University of Munich in Germany.

David E. Levy, M.D. was appointed Vice President, Clinical Development in September 2004. Prior to joining NTI, Dr. Levy was international project team leader at Eisai Medical Research, Inc. where he directed a clinical program to develop a novel, new therapy in Alzheimer’s disease as well as acute ischemic stroke programs. He had previously served as an advisor to Empire Pharmaceuticals and as senior director of medical research at DOV Pharmaceutical, Inc., where he directed several clinical development programs. From 1991 to 2001, Dr. Levy was employed with Knoll Pharmaceuticals, serving initially as senior director and therapeutic head of clinical CNS and then as senior director of cardiovascular/ internal medicine. Dr. Levy served as executive vice chair of neurology from 1988 to 1991 at Weill-Cornell Medical College and New York Presbyterian Hospital and continues to serve as adjunct associate professor of neurology and adjunct associate attending neurologist at these institutions. Dr. Levy is a fellow of the American Academy of Neurology, the American College of Physicians, and the Stroke Counsel of the American Heart Association. Dr. Levy holds a B.A. degree from Harvard College and an M.D. degree from Harvard Medical School.

Karl G. Trass was appointed Vice President, Regulatory Affairs & Quality Assurance in January 2005. Mr. Trass has over 13 years of regulatory affairs experience, including supervising the preparation and filing of both new drug applications and biologics applications, which resulted in four compounds receiving FDA marketing approval. Mr. Trass has extensive experience in a variety of therapeutic areas, including oncology and cardiovascular, and has had significant regulatory experience outside of the United States. Mr. Trass was Director of Regulatory Affairs at Sangamo BioSciences Inc. He held the same position at Gilead Sciences Inc., and was Associate Director of Regulatory Affairs for Tularik Inc. Earlier, he was Senior Manager for Regulatory Affairs at Genentech Inc., and Senior Associate for Regulatory Affairs with Syntex Corp. Mr. Trass holds a bachelor’s degree in chemistry from Indiana University.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of the outstanding shares of each class of our equity securities as of November 3, 2006 by: (i) each director and Named Executive Officer (as defined below in under the heading “Summary Compensation Table”); (ii) all of our current executive officers and directors as a group; and (iii) each person or “group” of persons (as defined under Section 13(d)(3) of the Securities Exchange Act of 1934) known by us to own beneficially 5% or more of the outstanding shares or voting power of our voting securities. The table is based upon information supplied by directors, nominees, officers and principal stockholders. Unless otherwise indicated, each of the listed persons has sole voting and sole investment power with respect to the shares beneficially owned, subject to community property laws, where applicable.

Name and Address **	Shares of Common Stock Beneficially Held ‡	Shares Subject to Options and Warrants Exercisable within 60 days	Percentage of Common Stock ‡‡	Shares of Series A Preferred Stock Beneficially Held	Percentage of Series A Preferred Stock
BVF, Inc. (1)	2,546,315	—	8.6%	—	—
900 N. Michigan Avenue, Suite 1100 Chicago, Illinois 60611

Dorsett Asset Management (2)	1,487,545	—	5.0	—	—
485 Underhill Boulevard, Suite 205 Syosset, New York 11791

Stephen J. Petti	2,036,651	5,833	6.9	—	—
John B. Stuppin (3)	901,181	74,000	3.0	100,000	20.2%
Paul E. Freiman (4)	907,575	851,875	3.0	—	—
Abraham D. Sofaer	703,286	149,504	2.4	100,000	20.2
Abraham E. Cohen	691,247	145,500	2.3	—	—
Lisa U. Carr, M.D., Ph.D.	251,533	157,499	*	—	—
Ronald E. Cape, Ph.D.	207,213	64,000	*	40,000	8.1
Enoch Callaway, M.D. (5)	179,038	74,500	*	—	—
Theodore L. Eliot, Jr. (6)	118,822	100,500	*	—	—
F. Van Kasper (7)	150,000	110,000	*	—	—
Jonathan R. Wolter	45,373	39,373	*	—	—
David E. Levy, M.D.	36,848	41,041	*	—	—

All executive officers and directors as a group (twelve persons)	6,270,574	1,827,770	19.8%	240,000	48.6%

*	Less than one percent.

**	Unless otherwise indicated, the address of each beneficial owner is c/o Neurobiological Technologies, Inc., 2000 Powell Street, Suite 800, Emeryville, California 94608.

‡	Represents shares of Common Stock held as of November 3, 2006, plus shares of Common Stock that may be acquired upon conversion of shares of Series A Preferred Stock held as of such date and shares of Common Stock that may be acquired upon exercise of options and warrants exercisable within 60 days from November 3, 2006.

‡‡	Based on 29,558,429 shares of Common Stock and 494,000 shares of Series A Preferred Stock outstanding as of November 3, 2006. The percentage ownership and voting power for each person (or all directors and executive officers as a group), is calculated by assuming the conversion of all Preferred Stock and the exercise of all stock options and warrants exercisable within 60 days of November 3, 2006 held by such person.

(1)	Based on information contained in a Schedule 13G/A filed February 13, 2006 by Biotechnology Value Fund, L.P. (“BVF”), Biotechnology Value Fund II, L.P. (“BVF2”), BVF Investments, L.L.C. (“Investments”), Investment 10, L.L.C. (“ILL10”), BVF Partners L.P. (“Partners”) and BVF Inc. (“BVF Inc.”). According to the Schedule 13G/A, (i) BVF beneficially owned 762,895 shares of Common Stock; (ii) BVF2 beneficially owned 483,799 shares of Common Stock; (iii) Investments beneficially owned 1,171,306 shares of Common Stock; and (iv) ILL10 beneficially owned 128,315 shares of Common Stock as of December 31, 2005. Accordingly, beneficial ownership by Partners and BVF Inc. includes a total of 2,546,315 shares of Common Stock. Pursuant to the operating agreement of Investments, Partners is authorized, among other things, to invest the funds of Ziff Asset Management, L.P., the majority member of Investments, in shares of the Common Stock and to vote and exercise dispositive power over those shares of the Common Stock. Partners and BVF Inc. share voting and dispositive power over shares of the Common Stock beneficially owned by BVF, BVF2, Investments and those owned by ILL10, on whose behalf Partners acts as an investment manager and, accordingly, Partners and BVF Inc. have beneficial ownership of all of the shares of the Common Stock owned by such parties.

(2)	Based on information contained in a Schedule 13G/A filed March 13, 2006 by Dorsett Asset Management (“Dorsett”). According to the Schedule 13G/A, Dorsett had sole voting control over 1,389,420 shares of Common Stock, shared voting control over 83,325 shares of Common Stock and sole dispositive power over 1,487,545 shares of Common Stock. David M. Knott, the President of Dorsett, may be deemed to have beneficial control over all such shares.

(3)	Includes 725,681 shares of Common Stock and 100,000 shares of Preferred Stock held in trust by Mr. Stuppin and his spouse, 500 shares of Common Stock held directly by Mr. Stuppin’s spouse, and 1,500 shares of Common Stock held in Mr. Stuppin’s individual retirement account (IRA). Mr. Stuppin may be deemed to be the beneficial owner of such shares.

(4)	Includes 55,700 shares jointly held by Paul E. Freiman and his spouse.

(5)	Includes 104,538 shares of Common Stock held in a family trust. Dr. Callaway may be deemed to be the beneficial owner of such shares.

(6)	Includes 18,322 shares held in trust by Mr. Eliot and his spouse. Mr. Eliot may be deemed to be the beneficial owner of such shares.

(7)	Represents shares held in trust. Mr. Kasper may be deemed to be the beneficial owner of such shares.

BOARD OF DIRECTORS AND COMMITTEES

During the fiscal year ended June 30, 2006, our Board of Directors held eight meetings. Each director attended at least 75% of the meetings of the Board of Directors and meetings of the committees of which he was a member in our last fiscal year. During fiscal 2006, our Board of Directors had an Audit Committee, a Compensation Committee and a Nominating & Corporate Governance Committee. The Board has determined that all directors, other than Messrs. Freiman and Stuppin, are independent under standards promulgated by the National Association of Securities Dealers. All members of our Board of Directors serving at the time of the 2005 Annual Meeting of Stockholders, other than Dr. Callaway, attended that meeting, and we expect that all members of the Board of Directors will attend the Annual Meeting.

Board Committees

Audit Committee. The Audit Committee is comprised of F. Van Kasper (Chairman), Theodore L. Eliot, Jr. and Abraham D. Sofaer. The Audit Committee oversees the accounting and financial reporting processes of the Company and audits of its financial statements and reviews the effectiveness of the Company’s internal control over financial reporting. In that regard, the Audit Committee’s responsibilities are, among other things, to appoint and provide for the compensation of the Company’s independent registered public accounting firm, to oversee and evaluate their performance, to review the Company’s interim and annual financial statements, independent audit reports and management letters, and to perform other duties specified in the Audit Committee Charter. The Audit Committee met eight times in fiscal 2006. The Board of Directors has determined that all members of the Audit Committee satisfy the current independence standards promulgated by both the National Association of Securities Dealers (including independence standards for audit committee members) and the Securities and Exchange Commission (the “SEC”). The Board has also determined that Mr. Kasper is an “audit committee financial expert,” as the SEC has defined that term in Item 401 of Regulation S-K.

Compensation Committee. The Compensation Committee is comprised of Mr. Sofaer (Chairman), Ronald E. Cape, Ph.D. and Mr. Eliot. Effective after the Annual Meeting, Abraham E. Cohen will join the Compensation Committee as its Chairman. Messrs. Eliot and Sofaer and Dr. Cape will continue to serve as members of the committee. The Compensation Committee assists the Board of Directors with respect to compensation for the Company’s executive officers and independent directors and administers the Company’s equity-based compensation plans. In that regard, the Compensation Committee’s responsibilities are, among other things, to determine the level and form of compensation for the Company’s executive officers, including the Chief Executive Officer, and directors, to oversee administration of the Company’s equity incentive plans, to report annually to the Company’s stockholders on executive compensation and to perform other duties specified in the Compensation Committee Charter. A copy of the Compensation Committee Charter is attached to this proxy statement as Annex A. The Compensation Committee met four times in fiscal 2006. The Board of Directors has determined that all members of the Compensation Committee satisfy the current independence standards promulgated by the National Association of Securities Dealers.

Nominating & Corporate Governance Committee. The Nominating & Corporate Governance Committee is comprised of Drs. Cape (Chairman) and Callaway and Mr. Sofaer. The Nominating & Corporate Governance Committee identifies, evaluates and recommends individuals for election as directors at each annual or special meeting of the stockholders, oversees the evaluation of the Board’s performance, develops and recommends to the Board corporate governance guidelines and provides oversight with respect to corporate governance and ethical conduct. The Nominating & Corporate Governance Committee met one time in fiscal 2006. The Board of Directors has determined that all members of the Nominating & Corporate Governance Committee satisfy the current independence standards promulgated by the National Association of Securities Dealers.

Code of Conduct

The Company has adopted a Code of Business Conduct and Ethics (“Code of Conduct”) that applies to all of our directors, officers and employees. You may request a printed copy of the Code of Conduct, without charge, by writing us at 2000 Powell Street, Suite 800, Emeryville, California 94608, Attn: Investor Relations. In the event of an amendment to, or a waiver from, any provision of the Code of Conduct that applies to any director or executive officer, we will publicly disclose any such amendment or waiver as required by applicable law or regulations or Nasdaq.

Stockholder Communications

Generally, stockholders who have questions or concerns regarding the Company should write to the Company at 2000 Powell Street, Suite 800, Emeryville, California 94608 Attn: Investor Relations. However, any stockholders who wish to address questions regarding the business or affairs of the Company directly with the Board of Directors, or any individual director, should direct his or her questions in writing to the Chairman of the Board at the address set forth above.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Director Compensation

The Company pays the following quarterly cash retainer fees to each non-employee director in lieu of fees based on meeting attendance.

Chairman of the Board	$10,000 per quarter
Chairman of Audit Committee	$8,750 per quarter
All Other Non-Employee Directors	$7,500 per quarter

In December 2005, each of the Company’s non-employee directors received a grant of options to purchase 10,000 shares of the Company’s common stock at an exercise price of $3.89 per share.

Mr. Cohen is also reimbursed for his out-of-pocket expenses for each Board meeting attended. In addition, Mr. Stuppin was paid $6,504 in fiscal 2006 as a part-time employee providing business development assistance to the Company. Mr. Stuppin’s employment with the Company terminated effective December 31, 2005.

Executive Compensation

Summary Compensation Table

The following table describes the compensation paid by the Company to our Chief Executive Officer and our four other most highly compensated officers as of June 30, 2006 (the “Named Executive Officers”) for services rendered in all capacities to the Company for fiscal 2006 and the two preceding fiscal years.

	Annual Compensation			Long-Term Compensation
Name and Principal Positions	Fiscal Year	Salary	Bonus (1)	Option Awards (#)	All Other Compensation (2)
Paul E. Freiman President and Chief Executive Officer	2006 2005 2004	$375,000 325,000 212,000	$425,000 100,000 225,000	85,000 150,000 —	$4,292 6,273 4,409

Lisa U. Carr, M.D., Ph.D. Senior Vice President, Chief Medical Officer (3)	2006 2005 2004	$275,000 151,500 132,500	$55,000 65,000 175,000	20,000 40,000 —	$14,511 13,854 11,218

Jonathan R. Wolter (4) Former Vice President and Chief Financial Officer	2006 2005	$250,000 202,933	$30,750 28,000	20,000 70,000	$24,065 13,210

Stephen J. Petti (5) Former Vice President, Product Development	2006 2005	$250,000 225,208	$62,500 58,750	20,000 —	$10,939 11,595

David E. Levy, M.D. (6) Vice President, Clinical Development	2006 2005	$250,000 195,833	$37,500 58,750	85,000 —	$25,235 31,624

(1)	Reflects bonus amounts paid for performance during each respective fiscal year, including amounts paid after year-end, based on performance in the prior year. See “Report of Compensation Committee on Executive Compensation.”

(2)	“All Other Compensation” for Mr. Freiman consists of dental, disability and life insurance premiums paid by the Company. “All Other Compensation” for Dr. Carr and Messrs. Wolter and Petti consists of dental, disability, health and life insurance premiums paid by the Company. “All Other Compensation” for Dr. Levy consists of matching contributions made by the Company under its 401(k) Plan, and dental, disability, health and life insurance premiums paid by the Company, and a reimbursement for a portion of his professional insurance fees.

(3)	Dr. Carr served as our Vice President, Medical Affairs until September 2005, at which time she was appointed Senior Vice President and Chief Medical Officer.

(4)	Mr. Wolter joined the Company in November 2004. Accordingly, compensation information for fiscal 2005 is for a partial year. The salary amount for fiscal 2006 includes $35,458 that was paid to Financial Leadership Group, LLC (“FLG”), a financial consulting firm hired by the Company for the financial and accounting services provided by Mr. Wolter. Mr. Wolter is a principal of FLG and a portion of his salary was paid to FLG during fiscal 2005 pursuant to the arrangement between Mr. Wolter and FLG. Mr. Wolter’s employment with the Company terminated in June 2006.

(5)	Mr. Petti joined the Company in July 2004. Accordingly, compensation information for fiscal 2005 is for a partial year. Mr. Petti’s employment with the Company terminated in June 2006.

(6)	Dr. Levy joined the Company in September 2004. Accordingly, compensation information for fiscal 2005 is for a partial year.

Stock Option Grants in Fiscal 2006

The following table contains a summary of all stock options granted in fiscal 2006 to our Named Executive Officers. The exercise price for each stock option equals the closing market price on the date of grant as reported on the Nasdaq Capital Market. All options vest over four years, with one-eighth vesting six months after the grant date of September 22, 2005, and the remainder vesting monthly thereafter over the next 42 months, except that the option to purchase 65,000 shares granted to Mr. Levy on September 22, 2005 has a vesting commencement date of September 1, 2004, his first date of employment with the Company. The potential realizable value is calculated by assuming that the stock price on the date of grant appreciates at the indicated rate, compounded annually over the term of the option, and that the option is exercised and sold on the last day of its term at the appreciated stock price. These calculations are based on SEC requirements and may not represent future stock prices.

	Options Granted (#)	Percent of Total Options Granted to Employees in Fiscal Year	Exercise Price ($/SH)	Expiration Dates	Potential Realizable Value at Assumed Annual Rates of Appreciation for Option Terms
Name					5%	10%
Paul E. Freiman	85,000	18.2%	$3.85	9/22/2015	$205,700	$521,900
Lisa U. Carr, M.D., Ph.D.	20,000	4.3	3.85	9/22/2015	48,400	122,800
Jonathan R. Wolter	20,000	4.3	3.85	9/22/2015	48,400	122,800
Stephen J. Petti	20,000	4.3	3.85	9/22/2015	48,400	122,800
David E. Levy, M.D.	85,000	18.2	3.85	9/22/2015	205,700	521,900

Aggregated Option Exercises in Fiscal 2006 and Fiscal Year-End Option Values

The following table shows information concerning the number and value of exercisable and unexercisable options held as of June 30, 2006 by our Named Executive Officers. The stated value of the unexercised options is based on the difference between the exercise price of each respective option and $2.78, which was the closing price of our Common Stock on the Nasdaq Capital Market on June 30, 2006. No stock options were exercised by the Named Executive Officers in fiscal 2006.

Name	Number of Shares Underlying Unexercised Options at Fiscal Year-End (#)		Value of Unexercised In-the-Money Options at Fiscal Year-End ($)
	Exercisable	Unexercisable	Exercisable	Unexercisable
Paul E. Freiman.	836,250	158,750	$1,059,380	$—
Lisa U. Carr, M.D., Ph.D.	151,250	38,750	7,600	—
Jonathan R. Wolter	30,000	60,000	—	—
Stephen J. Petti	3,750	16,250	—	—
David E. Levy, M.D.	32,187	52,813	—	—

Employment Contracts and Change-in-Control Arrangements

The Company’s 1993 Stock Plan contains, and certain option awards granted thereunder contain, provisions regarding the accelerated vesting of options in the event of a change in control of the Company. Our 2003 Equity Incentive Plan provides that the time-based (but not performance-based) vesting of all outstanding equity awards will fully accelerate in the event of a “change in control” of the Company, as the term is defined in that plan.

On July 31, 2006, the Company entered into an employment offer letter agreement with Craig Carlson, pursuant to which Mr. Carlson serves as the Company’s Vice President and Chief Financial Officer in an at-will capacity. Mr. Carlson’s annual base salary is currently set at $250,000. In addition, Mr. Carlson is eligible to receive an annual cash bonus award in an amount up to 25% of his then current annual base salary, as well as an annual grant of an equity award, both based on performance considerations and subject to approval by the board of directors. Upon the commencement of his employment, Mr. Carlson received an option to purchase 125,000 shares of common stock at an exercise price of $2.70 per share. Mr. Carlson is entitled to participate in the Company’s bonus and equity incentive plans made generally available to other similarly situated employees, as may be adopted from time to time.

Compensation Committee Interlocks and Insider Participation

During fiscal 2006, the Company’s Compensation Committee consisted of Dr. Cape and Messrs. Eliot and Sofaer. No member of the Compensation Committee was, at any time during fiscal 2006, an officer or employee of the Company. There are no Compensation Committee interlocks between the Company and any other entities involving our executive officers and Board members who serve as executive officers or Board members of such entities.

Stock Performance Graph

The following Stock Performance Graph shall not be deemed to be “soliciting material” or to be “filed” with the SEC nor shall this information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference into a filing.

The graph below compares the yearly percentage change in the cumulative total stockholder returns on the Company’s Common Stock over a five-year period with the cumulative total return of the Nasdaq Composite Index and the Nasdaq Biotech Index over the same period. The graph assumes that $100 was invested on June 30, 2001 in our Common Stock and each index, and that all dividends were reinvested. The comparisons in the graph are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of our Common Stock.

Cumulative Total Return

	Cumulative Total Return
	6/01	6/02	6/03	6/04	6/05	6/06
Neurobiological Technologies, Inc.	100.00	91.43	110.79	118.10	95.87	88.25
NASDAQ Composite	100.00	70.81	75.83	98.11	99.30	107.48
NASDAQ Biotechnology	100.00	54.86	76.97	85.50	83.21	92.20

Equity Compensation Plan Information

The following table sets forth certain information, as of June 30, 2006, regarding the Company’s 1993 Stock Option Plan, 2003 Equity Incentive Plan and 2003 Employee Stock Purchase Plan. The 1993 Stock Option Plan expired in November 2003.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights*	Number of securities remaining available for future issuance**
	(a)	(b)	(c)
Equity compensation plans approved by security holders	2,585,189	$3.18	1,890,205
Equity compensation plans not approved by security holders	—	—	—

Total	2,585,189	$3.18	1,890,205

*	The purchase price and number of shares underlying outstanding purchase rights under the 2003 Employee Stock Purchase Plan cannot be calculated as of June 30, 2006. As a result, these data have been omitted from the above table.

**	Includes 476,605 shares of Common Stock issuable under the 2003 Employee Stock Purchase Plan. As of November 3, 2006 (the record date for the Annual Meeting), 1,413,600 shares of Common Stock remained available for future issuance under the 2003 Equity Incentive Plan.

REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

The following Report of the Compensation Committee on Executive Compensation shall not be deemed to be “soliciting material” or to be “filed” with the SEC nor shall this information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference into a filing.

The Company’s executive compensation program is designed to provide competitive levels of compensation in order to retain and motivate our executive officers, tie individual total compensation to individual performance and the success of the Company, and align the interests of our executive officers with those of our stockholders. Executive compensation generally consists of three components: base salary, cash bonuses and equity-based awards, each of which is described below.

Base Salary. Salaries for executive officers are determined on an individual basis at the time of hire and are set to be competitive with comparable businesses in our industry. Adjustments to base salary are considered annually in light of each officer’s performance, the Company’s performance and compensation levels at other companies within our industry. Based on these considerations, the Compensation Committee approved individual increases in base salary paid to Drs. Carr and Levy, and Messrs. Wolter, Petti and Trass. These increases in base salary became effective on September 1, 2005.

Cash Bonus. Our bonus program is designed to reward executives for the Company’s overall performance as well as their individual performance in a given year. The Compensation Committee considers the performance of the officer and the Company for the preceding year in deciding whether to award a bonus and, if one is to be awarded, the size of the bonus. In certain cases, the Compensation Committee has awarded retention bonuses, which are generally only paid if the executive remains employed with the Company for a stated minimum period of time.

In September 2006, the Compensation Committee approved, and the Company awarded, cash bonuses of $55,000, $37,500, $62,500 and $52,875, respectively, to Drs. Carr and Levy and Messrs. Petti and Wolter, based on individual and Company performance during fiscal 2006. An additional bonus of $53,900 was awarded to Mr. Wolter in September 2006 related to his performance in the first quarter of fiscal 2006, including negotiating and executing a definitive agreement for the sale of the Company’s rights to XERECEPT to two subsidiaries of Celtic Pharma Holdings.

Equity-Based Awards. The Compensation Committee may also compensate our executive officers with equity-based awards, such as stock options or restricted stock grants. By granting stock options to our officers, the Compensation Committee intends to align the interests of our officers with the interests of stockholders by creating a return tied to the performance of our stock price. In determining the timing and size of stock option grants, the Compensation Committee considers the contributions and responsibilities of each executive, appropriate incentives for the promotion of the long-term growth of the Company and grants made to other executives in the industry holding comparable positions. It is the Compensation Committee’s practice to set the price of the options at the fair market value on the date of the grant, thereby making the executive’s value realized tied directly to gains realized by our stockholders. During fiscal 2006, the Compensation Committee approved grants of options to purchase an aggregate of 145,000 shares of common stock to our Named Executive Officers, at an exercise price of $3.85 per share.

Compensation of Chief Executive Officer

Mr. Freiman is compensated with a base salary and, depending on performance and the Company’s financial condition, a bonus and/or stock option award. During fiscal 2006, the Compensation Committee approved an increase in Mr. Freiman’s base salary to $375,000, effective September 1, 2005. In September 2005, at the time it awarded bonuses for fiscal 2005, the Compensation Committee also awarded Mr. Freiman a cash bonus of

$175,000 related to his successful efforts in the first quarter of fiscal 2006 in negotiating and executing a definitive agreement for the sale of the Company’s rights to XERECEPT. In September 2005, the Compensation Committee also awarded Mr. Freiman an option to purchase 85,000 shares of Common Stock under the Plan at an exercise price of $3.85 per share. In September 2006, the Compensation Committee awarded Mr. Freiman an additional cash bonus of $250,000, based on his individual performance and the Company’s performance during fiscal 2006.

In September 2006, the Compensation Committee approved an increase in Mr. Freiman’s annual base salary to $400,000, effective September 1, 2006. In light of Mr. Freiman’s performance in fiscal 2006, the Committee intended to provide total compensation at a level that is above the median compensation paid among our peer group of companies.

November 20, 2006

Submitted by the Compensation Committee of the Board of Directors Abraham D. Sofaer, Chairman Theodore L. Eliot, Jr. Ronald E. Cape, Ph.D.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In July 2004, we acquired Empire Pharmaceuticals in a merger transaction. Immediately following the closing of the merger, Stephen J. Petti became our Vice President of Product Development. Mr. Petti founded Empire Pharmaceuticals and, at the time of the merger, was Empire’s largest stockholder. Pursuant to the merger agreement and a separate agreement between Mr. Petti and Empire, Mr. Petti received additional consideration of approximately $1.2 million and 1,146,597 shares of Common Stock upon the commencement of Phase III clinical trials for Viprinex in December 2005. Mr. Petti resigned as our Vice President of Product Development effective June 30, 2006. Also pursuant to the merger agreement, David Levy, M.D., our Vice President of Clinical Development and a former Empire stockholder, received $7,316 and 11,465 shares of Common Stock upon the commencement of Phase III clinical trials for Viprinex.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities to file reports of beneficial ownership and changes in beneficial ownership with the SEC. Executive officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all reports filed under Section 16(a). To the Company’s knowledge, based solely on the review of copies of the reports furnished to the Company, all executive officers, directors and greater than 10% stockholders were in compliance with all applicable Section 16(a) filing requirements in fiscal 2006, except that the following reports were not timely filed: (a) Forms 4 for stock option grants to each of Drs. Callaway and Cape and Messrs. Eliot, Kasper and Sofaer on December 6, 2005 were filed late on February 1, 2006 and (b) a Form 4 for a purchase of common stock by Mr. Sofaer on June 12, 2006 was filed late on June 27, 2006.

REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC nor shall this information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference into a filing.

The Audit Committee, currently comprised of Messrs. Kasper (Chairman), Eliot and Sofaer, evaluates auditor performance, manages relations with the Company’s independent registered public accounting firm, pre-approves audit and non-audit services to be performed by the Company’s independent registered public accounting firm and evaluates policies and procedures relating to internal accounting functions and controls. The Audit Committee operates under a written Audit Committee Charter that has been adopted by the Board of Directors, and the Audit Committee’s responsibilities are more fully described in the Audit Committee Charter previously filed with the SEC. All members of the Audit Committee currently meet the independence requirements promulgated by the National Association of Securities Dealers and the SEC.

The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management or the Company’s independent registered public accounting firm, nor can the Audit Committee certify that the independent registered public accounting firm is “independent” under applicable rules. The Audit Committee serves a board-level oversight role in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors, and the experience of the Audit Committee’s members in business, financial and accounting matters.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. The Company’s management has the primary responsibility for the financial statements and reporting process, including the Company’s system of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements included in the Annual Report on Form 10-K for the fiscal year ended June 30, 2006. This review included a discussion of the quality and the acceptability of the Company’s financial and disclosure reporting and controls, including the nature and extent of disclosures in the financial statements. The Audit Committee also reviewed the progress and results of the testing of internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act of 2002.

The Audit Committee also reviewed with the Company’s independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States of America, its judgments as to the quality and the acceptability of the Company’s financial reporting and such other matters as are required to be discussed with the Committee under generally accepted auditing standards, including Statement on Auditing Standards No. 61. The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Statement No. 1. The Audit Committee discussed with the independent registered public accounting firm its independence from management and the Company, including the matters required by the Independence Standards Board Statement No. 1.

In addition to matters discussed above, the Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope, plans and estimated costs of its audit. The Committee met with representatives from the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In August 2006, the Audit Committee determined that the Company’s audited financial statements for the fiscal year ended June 30, 2005 and unaudited financial statements for the quarterly periods ended September 30, 2005, December 31, 2005 and March 31, 2006 required restatement. In addition, the Audit Committee recommended steps to strengthen the Company’s internal controls, which management is in the process of implementing. For a more complete discussion of the restatement, see our Annual Report on Form 10-K for the year ended June 30, 2006, including Notes 1 and 2 to the audited consolidated financial statements included in the report.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2006.

November 20, 2006

Submitted by the Audit Committee of the Board of Directors

F. Van Kasper, Chairman Theodore L. Eliot, Jr. Abraham D. Sofaer

OTHER BUSINESS

We know of no other matters to be submitted to a vote of stockholders at the Annual Meeting. If any other matter is properly brought before the Annual Meeting or any adjournment thereof, it is the intention of the persons named in the enclosed proxy to vote the shares they represent in accordance with their judgment. In order for any stockholder to nominate a candidate or to submit a proposal for other business to be acted upon at the Annual Meeting, he or she must provide timely written notice to Secretary of the Company in the form prescribed by our bylaws.

STOCKHOLDER PROPOSALS

Stockholder proposals, including director nominees, intended to be included in next year’s annual meeting proxy materials must be received by the Secretary of the Company at 2000 Powell Street, Suite 800, Emeryville, California 94608, no later than July 23, 2007 (the “Proxy Deadline”). The form and substance of these proposals must satisfy the requirements established by the Company’s bylaws and the SEC.

Additionally, stockholders who intend to present a stockholder proposal at any annual meeting of stockholders must provide the Secretary of the Company with written notice of the proposal between 60 and 120 days prior to the date of that meeting; provided, however, that if the Company provides less than 70 days’ notice or public disclosure of the date of such meeting, notice of the proposed stockholder action must be received no later than the close of business on the 10th day following such notice or disclosure. Notice must be tendered in the proper form prescribed by the Company’s bylaws. Proposals not meeting the requirements set forth in our bylaws will not be entertained at the meeting.

Any person who wishes to be considered by the Nominating & Corporate Governance Committee for election to the Board at next year’s annual meeting must provide the Secretary of the Company with a completed and signed biographical questionnaire on or before the Proxy Deadline. Stockholders can obtain a copy of this questionnaire from the Secretary of the Company upon written request. The Nominating & Corporate Governance Committee is not required to consider director nominations received after this date, or without the required questionnaire.

ANNUAL REPORT

Our annual report to stockholders for the fiscal year ended June 30, 2006, including audited financial statements, accompanies this proxy statement. Copies of our Annual Report on Form 10-K for fiscal 2006 and the exhibits thereto are available from the Company without charge upon written request of a stockholder. Copies of these materials are also available online through the Securities and Exchange Commission at www.sec.gov. The Company may satisfy SEC rules regarding delivery of proxy statements and annual reports by delivering a single proxy statement and annual report to an address shared by two or more Company stockholders. This delivery method can result in meaningful cost savings for the Company. In order to take advantage of this opportunity, the Company may deliver only one proxy statement and annual report to multiple stockholders who share an address, unless contrary instructions are received prior to the mailing date. Each stockholder, however, will continue to receive individual proxy cards or voting instruction forms. We undertake to deliver promptly upon written or oral request a separate copy of the proxy statement and/or annual report, as requested, to a stockholder at a shared address to which a single copy of these documents was delivered. If you hold stock as a record stockholder and prefer to receive separate copies of a proxy statement or annual report either now or in the future, please notify the Company at 2000 Powell Street, Suite 800, Emeryville, California 94608, Attn: Investor Relations. If your stock is held through a brokerage firm or bank and you prefer to receive separate copies of a proxy statement or annual report either now or in the future, please contact your brokerage firm or bank.

Annex A

NEUROBIOLOGICAL TECHNOLOGIES, INC.

CHARTER FOR THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

Purpose

The purposes of the Compensation Committee (the “Committee”) established pursuant to this charter are to assist the Company’s Board of Directors (the “Board”) in the discharge of its responsibilities with respect to compensation for the Company’s executive officers and independent directors, report annually to the Company’s stockholders on executive compensation matters, administer the Company’s equity-based compensation plans, and take or cause to be taken such other actions and address such other matters as the Board may from time to time authorize or permit the Committee to undertake or assume responsibility for.

Membership and Power to Act

The Compensation Committee will be comprised of at least two members of the Board of Directors. Unless a chair is elected by the Board, the members of the Committee may designate a chair by vote of the Committee. As long as the Company’s Common Stock remains publicly traded, each member of the Committee will be (1) “independent” as defined under applicable Nasdaq (or applicable stock exchange) rules (except as otherwise permitted under such rules), (2) a “non-employee director” under Rule 16b-3(b)(3)(i) promulgated under the Securities Exchange Act of 1934, and (3) as an “outside director” under the rules promulgated under Section 162(m) of the Internal Revenue Code of 1986. These terms are more fully described in Exhibit A attached hereto. The Board reserves the right at any time to revoke or change the authority delegated hereunder, and the Board simultaneously reserves to itself all authority delegated hereunder to the Committee. This reservation of authority does not in any way limit the Committee’s authority to act definitively on matters delegated to it hereunder.

Responsibilities

The authority delegated to the Committee is set forth below. This description of authority is intended as a guide and the Committee may act and establish policies and procedures that are consistent with these guidelines or are necessary or advisable, in its discretion, to carry out the intent of the Board in delegating such authority and to fulfill the responsibilities of the Committee hereunder.

1. The Committee has the exclusive authority to determine the amount and form of compensation to be paid to the Company’s Chief Executive Officer, and to take such action, and to direct the Company to take such action, as is necessary and advisable to compensate the CEO in a manner consistent with its determinations. The Committee will review at least annually the Chief Executive Officer’s performance, including in light of goals and objectives established for such performance, and in light of such review determine his or her compensation.

2. The Committee has the authority to determine the amount and form of compensation paid to the Company’s executive officers, officers, employees, consultants and advisors and to review the performance of such persons in order to determine appropriate compensation, as well as to establish the Company’s general compensation policies and practices and to administer plans and arrangements established pursuant to such policies and practices. The Committee has authority to take such action, and to direct the Company to take such action, as is necessary and advisable to compensate such persons and to implement such policies and practices in a manner consistent with its determinations. It is expected that the Committee may delegate its authority on these matters with regard to non-officer employees and consultants of the Company to officers and other appropriate Company supervisory personnel.

3. The Committee has authority to administer the Company’s equity compensation plans, including without limitation to recommend the adoption of such plans, to recommend the reservation of shares of Common Stock for issuance thereunder, to amend and interpret such plans and the awards and agreements issued pursuant thereto, and to make awards to eligible persons under the plans and determine the terms of such awards.

4. The Committee has authority to select, engage, compensate and terminate compensation consultants, legal counsel and such other advisors as it deems necessary and advisable to assist the Committee in carrying out its responsibilities and functions as set forth herein. Compensation paid to such parties and related expenses will be borne by the Company and the Company will make appropriate funding available to the Committee for such purposes.

5. The Committee may delegate its authority granted under this charter to a subcommittee of the Committee (consisting either of a subset of members of the Committee or, after giving due consideration to whether the eligibility criteria described above with respect to Committee members and whether such other Board members satisfy such criteria, any members of the Board). In addition, to the extent permitted by applicable law, the Committee may delegate to one or more officers of the Company (or other appropriate supervisory personnel) the authority to grant stock options and other stock awards to employees (who are not executive officers or members of the Board) of the Company or of any subsidiary of the Company; provided however that (a) no such award grant to any individual employee exceeds 25,000 shares of Common Stock per fiscal year (or any other limit subsequently established by the Committee or the Board); (b) the aggregate number of shares of Common Stock that such officer(s) may award during any fiscal year will not exceed 125,000 shares (or any other limit subsequently established by the Committee or the Board); (c) the per-share exercise or purchase price of such awards equals the fair market value of the Common Stock on the date of grant; and (d) the vesting and other material terms that apply to such awards are the same terms as apply under the Company’s standard form of agreement under the applicable equity compensation plan.

6. The Committee will prepare an annual report to the Company’s stockholders on executive compensation that will be included in the Company’s proxy statement for its annual stockholders’ meeting in accordance with the rules and regulations of the Securities and Exchange Commission.

7. The Committee will make regular reports to the Board with respect to significant actions and determinations made by the Committee.

8. The Committee will from time to time review this charter and make recommendations to the Board with regard to appropriate changes to the charter.

9. The Committee will from time to time review its own performance and report on its conclusions in this regard to the Board.

10. The Committee has the authority to perform such other activities and functions as are required by law, applicable Nasdaq (or stock exchange) rules or provisions in the Company’s charter documents, or as are otherwise necessary and advisable, in its or the Board’s discretion, to the efficient discharge of its duties hereunder.

Reports

The Committee will record its actions and determinations in written form. These records will be incorporated as a part of the minutes and actions of the Board.

Exhibit A

1. Independent Director.

The Compensation Committee must be composed solely of “independent” directors, as defined in NASD Rule 4200(a)(15). If the Compensation Committee is composed of at least 3 members, one non-independent director who is not a current officer or employee or family member of such person may serve on the Compensation Committee for up to 2 years.

The following would not be independent under NASD Rule 4200(a)(15):

(a) An officer or employee of the company

(b) A director who has been employed by the company or any parent or subsidiary of the company within the past 3 years

(c) A director who received, or who had a family member who received, payments from the company of more than $60,000 during the current fiscal year or any of the past 3 years, other than compensation to the director for Board service or compensation to a family member who is an employee but not an executive officer of the company, its parent, or any subsidiary

(d) A director who is the immediate family member of any person who was an executive officer of the company or any parent or subsidiary of the company within the past 3 years

(e) A director who is a partner, executive officer, or controlling shareholder of any organization to which the company made, or from which the company received, payments that exceed 5% of the recipient’s gross revenues for that year, or $200,000, whichever is more, during the current or any of the past 3 years, other than payments arising solely from investment

(f) A director who is an executive officer of another company where any of the company’s executive officers has served on the compensation committee of the other company within the past 3 years

(g) A director who was a partner or employee of the company’s outside auditor and worked on the company’s audit during the past 3 years (h) Any person who has a relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment

2. Non-Employee Director.

Rule 16b-3(b)(3)(i) of the Securities Exchange Act of 1934 defines a Non-Employee Director as a director who:

(a) Is not currently an officer (as defined in Rule 16a-1(f)) of the issuer or a parent or subsidiary of the issuer, or otherwise currently employed by the issuer or a parent or subsidiary of the issuer;

(b) Does not receive compensation, either directly or indirectly, from the issuer or a parent or subsidiary of the issuer, for services rendered as a consultant or in any capacity other than a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Rule 404(a) of this chapter;

(c) Does not possess an interest in any other transaction for which disclosure would be required pursuant to Rule 404(a) of this chapter; and

(d) Is not engaged in a business relationship for which disclosure would be required pursuant to Rule 404(b) of this chapter.

3. Outside Director.

Regulation 1.162-27(e)(3) promulgated under Section 162(m) of the Internal Revenue Code of 1986, as amended, defines an Outside Director as a director who:

(a) Is not a current employee of the publicly held corporation;

(b) Is not a former employee of the publicly held corporation who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year;

(c) Has not been an officer of the publicly held corporation; and

(d) Does not receive remuneration from the publicly held corporation, either directly or indirectly, in any capacity other than as a director. For this purpose, remuneration includes any payment in exchange for goods or services.

NEUROBIOLOGICAL TECHNOLOGIES, INC.

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Paul E. Freiman and Stephen C. Ferruolo proxies, and hereby authorizes each of them to represent and vote as designated on the other side, all the shares of stock of Neurobiological Technologies, Inc. (the “Company”) standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual Meeting of Stockholders of the Company to be held on Monday, December 18, 2006 or any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted FOR the election of the nominees described in the accompanying proxy statement, FOR the other proposals described therein and in the discretion of the proxy holders on all other matters that may come before the meeting.

(Continued, and to be marked, dated and signed, on the other side)

EACH STOCKHOLDER IS URGED TO COMPLETE, DATE, SIGN

AND PROMPTLY RETURN THE ENCLOSED PROXY.

Please mark your votes as indicated ☒

ITEM 1 - ELECTION OF CLASS I DIRECTORS

Nominees:	Enoch Callaway, M.D.	FOR ALL	☐
	Theodore L. Eliot, Jr.	WITHHOLD ALL	☐

Instruction: To withhold authority to vote for any Nominee(s) print the name(s) here and check box “FOR ALL”.

____________________________________________________________________________________________

(write nominee(s) name(s) here)

ITEM 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR ☐ ABSTAIN ☐ AGAINST ☐

and to vote at the discretion of the proxy holders with respect to any other matter that may properly come before the meeting.

Signature(s) ___________________________________	Dated __________________, 2006

Please date and sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.